UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2012

ARTHROCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-027422 (Commission File Number)	94-3180312 (I.R.S. Employer Identification Number)

7000 West William Cannon, Building One

Austin, TX

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure

On September 6, 2012, David Fitzgerald, our President and Chief Executive Officer and a member of our Board of Directors, entered into a new prearranged trading plan. Subject to certain conditions precedent, the trading plan provides for (i) the exercise, between November 13 and November 20, 2012, of 25,000 options that would otherwise expire in 2013, (ii) the sale of the shares acquired upon exercise, and (iii) the application of the proceeds from such sale to exercise 25,000 additional options that would also otherwise expire in 2013.  These transactions will occur only upon satisfaction of the trading plan’s conditions precedent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: September 7, 2012	By:	/s/ Richard W. Rew, II
Richard W. Rew, II
Senior Vice President and General Counsel